Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

SunTrust Banks, Inc.				Atlanta, GA

Direct Non Bank Subsidiaries
100%	AMA Holdings, Inc.			Palm Beach Gardens, FL
	90%	Asset Management Advisors Orlando, L.L.C.		Orlando, FL
	100%	Teton Trust Company		Jackson, WY
		100%	TTC & Co L.L.C.	Jackson, WY
	88.666%	Asset Management Advisors Atlanta, L.L.C.		Atlanta, GA
	100%	AMA/Lighthouse, Inc.		Palm Beach Gardens, FL
		80%	Lighthouse Partners, L.L.C.	Jupiter, FL
	76.37%	Asset Management Advisors, L.L.C.		Jupiter, FL
	91.591%	Asset Management Advisors, Charlotte L.L.C.		Charlotte, NC
	95%	Asset Management Advisors – Eagle, L.L.C.		Greenwich, CT
	88%	Asset Management Advisors of Greater Washington, DC, L.L.C.		Chevy Chase, MD

100%	STI Investment Management (Collateral), Inc.			Newark, DE
	100%	STI Investment Management, Inc.		Newark, DE

100%	SunTrust Capital I			Atlanta, GA

100%	SunTrust Capital II			Atlanta, GA

100%	SunTrust Capital III			Atlanta, GA

100%	SunTrust Capital IV			Atlanta, GA

100%	SunTrust Capital V			Atlanta, GA

100%	SunTrust Capital VI			Atlanta, GA

100%	SunTrust Capital VII			Atlanta, GA

100%	SunTrust Capital VIII			Atlanta, GA

100%	SunTrust Capital IX			Atlanta, GA

100%	SunTrust Capital X			Atlanta, GA

100%	SunTrust Capital XI			Atlanta, GA

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

Direct Non Bank Subsidiaries (continued)
100%	SunTrust Preferred Capital I		Atlanta, GA

100%	SunTrust Delaware Trust Company		Wilmington, DE

100%	SunTrust Capital Markets, Inc.		Nashville, TN

100%	SunTrust Insurance Company		Chattanooga, TN

99.99%	SunTrust Plaza Associates, LLC		Atlanta, GA

100%	Trusco Capital Management, Inc.		Atlanta, GA
	55%	Zevenbergen Capital Investments LLC	Seattle, WA
100%	SunTrust Equity Funding, LLC		Atlanta, GA
	100%	AL Stores, LP	Atlanta, GA
	100%	AR Commodores LP	Atlanta, GA
	100%	CF Adairsville GA Landlord, LLC	Atlanta, GA
	100%	CF Georgetown KY Landlord, LLC	Atlanta, GA
	100%	CF Harrodsburg KY Landlord, LLC	Atlanta, GA
	100%	CF Jackson OH Landlord, LLC	Atlanta, GA
	100%	CF Lexington KY Landlord, LLC	Atlanta, GA
	100%	CF Wheelersburg, OH Landlord, LLC	Atlanta, GA
	100%	CF Winchester KY Landlord, LLC	Atlanta, GA
	100%	Commodores AR LLC	Atlanta, GA
	100%	Commodores Flint, LLC	Atlanta, GA
	100%	Convenience Store Bozeman MT, LLC	Atlanta, GA
	100%	Convenience Store Fergus Falls MN, LLC	Atlanta, GA
	100%	Convenience Store Havre MT #566, LLC	Atlanta, GA
	100%	Convenience Store Havre MT #576, LLC	Atlanta, GA
	100%	Convenience Store Helena MT #412, LLC	Atlanta, GA
	100%	Convenience Store Missoula MT #430, LLC	Atlanta, GA
	100%	Convenience Store Missoula MT #435, LLC	Atlanta, GA
	100%	CT Chattanooga TN, LLC	Atlanta, GA
	100%	ONB One Main Landlord, LLC	Atlanta, GA
	100%	PAG West Covina CA Landlord, LLC	Atlanta, GA
	100%	Paladins 311 Gallatin, LLC	Atlanta, GA
	100%	Paladins Georgia, LLC	Atlanta, GA

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

Direct Non Bank Subsidiaries (continued)
100%	SunTrust Equity Funding, LLC (continued)
	100%	PEF St. Petersburg FL, LLC	Atlanta, GA
	100%	SBS Chesapeake VA Landlord, LLC	Atlanta, GA
	100%	SBS Virginia Beach VA Landlord, LLC	Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

100%	First Mercantile Trust Company		Memphis, TN

100%	FMT Capital Management, Inc.		Memphis, TN

100%	TransPlatinum Service Corp.		Nashville, TN
	100%	FleetOne, L.L.C.	Nashville, TN
	100%	FleetOne Factoring, Inc.	Dresden, TN

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

Lower Tier Bank Holding Company
100%	SunTrust Bank Holding Company							Orlando, FL

	100%	SunTrust Bank						Atlanta, GA
		100%	Premium Assignment Corporation					Tallahassee, FL
			100%	Premium Assignment Corporation, II				Tallahassee, FL
		100%	Kasalta Miramar, Inc.					Miami, FL
		100%	STB Capital, LLC					Newark, DE
		100%	STB Receivables (Central Florida), Inc.					Newark, DE
		100%	STB Management Corporation					Newark, DE
			100%	STB FNC Corporation				Newark, DE
				100%	STB STR Corporation			Newark, DE
		100%	STB Real Estate (Georgia), Inc.					Newark, DE
			100%	STB Real Estate Parent (Georgia), Inc.				Newark, DE
				100%	STB Real Estate Holdings (Georgia), Inc.			Newark, DE
					100%	STB Holdings (Georgia) TRS, Inc.		Newark, DE
					100%	STB Real Estate Holdings (Atlanta), Inc.		Newark, DE
					100%	STB Real Estate Holdings (Conforming – GA), Inc.		Newark, DE
						100%	STB Holdings (Conforming – GA) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Non-Conforming – GA), Inc.		Newark, DE
		100%	STB Real Estate (Florida), Inc.					Newark, DE
			100%	STB Real Estate Parent (Florida), Inc.				Newark, DE
				100%	STB Real Estate Holdings (Florida), Inc.			Newark, DE
					100%	STB Holdings (Florida) TRS, Inc.		Newark, DE
					100%	STB Real Estate Holdings (Commercial – FL), Inc.		Newark, DE
						100%	STB Holdings (Commercial – FL) TRS, Inc.	Newark, DE
					100%	STB Real Estate Holdings (Conforming – FL), Inc.		Newark, DE
					100%	STB Real Estate Holdings (Non-Conforming – FL), Inc.		Newark, DE
		100%	SunTrust Community Development Corporation**					Atlanta, GA
			100%	Regency Constructors, Inc.				Raleigh, NC
			100%	Transom Development, Inc.				Raleigh, NC
			100%	CDC Manager, Inc.**				Atlanta, GA
				100%	98-02 CDC Manager, L.L.C.**			Atlanta, GA
				100%	2002 CDC Manager, L.L.C.**			Atlanta, GA
				100%	2003 CDC Manager, L.L.C.**			Atlanta, GA
				100%	2004 CDC Manager, L.L.C.**			Atlanta, GA
				100%	2005 CDC Manager, L.L.C.**			Atlanta, GA
				100%	2006 CDC Manager, L.L.C.**			Atlanta, GA

**	See the supplemental list of legal entities.

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust International Banking Company					Atlanta, GA
			100%	SunTrust Asia, Limited				Atlanta, GA
			100%	Baker Street CLO III Ltd.				Grand Cayman, Cayman Islands
			100%	Baker Street CLO IV Ltd.				Grand Cayman, Cayman Islands
			100%	Baker Street CLO V Ltd.				Grand Cayman, Cayman Islands
			100%	Mountain View CLO III Ltd.				Grand Cayman, Cayman Islands
			100%	Mountain View CLO IV Ltd.				Grand Cayman, Cayman Islands
		100%	DC Properties, Inc.					Washington, DC
		100%	MD Properties, Inc.					Baltimore, MD
		100%	VA Properties, Inc.					Richmond, VA
		100%	Citizens Community Development Company					Baltimore, MD
		100%	CB Finance, Inc.					Newark, DE
			100%	STB Real Estate Parent (MA), Inc.				Newark, DE
				100%	SunTrust Real Estate Holdings (Mid-Atlantic), Inc.			Newark, DE
					100%	SunTrust TRS, Inc		Newark, DE
					100%	SunTrust Real Estate Investment Corporation		Newark, DE
						100%	STREIC TRS, Inc.	Newark, DE
			100%	CM Finance, L.L.C.				Newark, DE
				100%	CBP Finance, L.L.C.			Newark, DE
		100%	SunTrust Leasing Corporation					Towson, MD
		100%	SunTrust Mortgage, Inc.					Richmond, VA
			100%	Cherokee Insurance Company				Burlington, VT
			100%	ValuTree Real Estate Services, L.L.C.				Richmond, VA
				100%	SunTrust Lender Management, L.L.C.			Richmond, VA
			100%	CMC Oreo, Inc.				Richmond, VA
			51%	Central Florida Mortgage Center, L.L.C.				Longwood, FL
			51%	Central PA Mortgage, L.L.C.				Camp Hill, PA
			51%	Cool Mortgage, L.L.C.				Myrtle Beach, SC
			51%	Custom Builder Mortgage, L.L.C.				Maitland, FL
			51%	Eastern Virginia Funding, L.L.C.				Newport News, VA
			51%	Gold Service Mortgage, L.L.C.				Hilton Head Island, SC

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	SunTrust Mortgage, Inc. (continued)		Richmond, VA
			51%	Green Oak Mortgage, L.L.C.	Hoschton, GA
			51%	GWR Financial Services, L.L.C.	Annandale, VA
			51%	Harllon Home Mortgage, L.L.C.	Williamsburg, VA
			51%	Home Financial Group, L.L.C.	Brentwood, TN
			60%	Indy Preferred Mortgage, L.L.C.	Fishers, IN
			51%	JB Financial Group, L.L.C.	St. Petersburg, FL
			51%	M Capital Funding, L.L.C.	Maitland, FL
			51%	Nature Coast Home Loans, L.L.C.	Spring Hill, FL
			50.1%	OakCrest Mortgage, L.L.C.	Winchester, VA
			51%	Ole South Financial, L.L.C.	Murfreesboro, TN
			51%	Parkside Mortgage, L.L.C.	Knoxville, TN
			51%	Partnership Mortgage, L.L.C.	Oldsmar, FL
			51%	Polk County Builders Mortgage, L.L.C.	Lakeland , FL
			51%	Pristine Mortgage, L.L.C.	Valrico, FL
			51%	Richmond Mortgage Funding, L.L.C.	Richmond, VA
			51%	Rocky Hill Mortgage, L.L.C.	Knoxville, TN
			51%	Sun Home Mortgage, L.L.C.	Port St. Lucie, FL
			51%	Sun Partners Mortgage, L.L.C.	Sarasota, FL
			51%	SVC Mortgage Group, L.L.C.	Myrtle Beach, SC
			51%	Turn Key Lending, L.L.C.	Tallahassee, FL
			51%	Universal Capital Mortgage, L.L.C.	Maitland, FL
			51%	Virginia First Mortgage Funding, L.L.C.	Glen Allen, VA
			51%	Windward Mortgage of Georgia, L.L.C.	Alpharetta, GA
			51%	Windstone Mortgage, L.L.C.	Tampa, FL
		100%	SunTrust Procurement Services, L.L.C.		Baltimore, MD
		100%	SunTrust Education Financial Services Corporation		Richmond, VA
		100%	SunTrust Student Loan Funding, L.L.C.		Atlanta, GA
		30%	Bulls Capital Partners, LLC		Vienna, VA
		100%	Southland Associates, Inc.		Durham, NC
		100%	NBC Market South, Inc.		Memphis, TN
			100%	NBC Management Company, Inc	Memphis, TN
		100%	NBC Investco, Inc.		Memphis, TN
			100%	CCBDE, Inc	Wilmington, DE
		100%	National Commerce Bank Services, Inc.		Memphis, TN
			100%	Prime Performance, Inc.	Denver, CO

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
		100%	National Commerce Real Estate Holding Company		Wilmington, DE
			100%	Commerce Real Estate Holding Company	Wilmington, DE
		100%	Baker Street Funding, LLC		Atlanta, GA
		100%	Seix Structured Products, LLC		Atlanta, GA
		100%	SunTrust Asset Funding, LLC		Atlanta, GA
		100%	Willow/Providence Augusta Apartments Owner, LLC		Atlanta, GA

Exhibit 21.1

SUNTRUST BANKS, INC.

December 31, 2006

100%	SunTrust Bank Holding Company (continued)

	100%	CF Finance, L.L.C.	Newark, DE

	100%	Crestar Capital Trust I	Richmond, VA

	100%	SunTrust Investment Services, Inc.	Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD	Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.	Atlanta, GA

	100%	Madison Insurance Company	Madison, GA

	100%	SunTrust Insurance Services, Inc.	Madison, GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2006	Exhibit 21.1

100%	SunTrust Community Development Enterprises, L.L.C.	Atlanta	GA
100%	CDC Manager, Inc.	Atlanta	GA
100%	CDC Brentwood Apartment Owner GP, L.L.C.	Atlanta	GA
100%	Brentwood Apartment Owner, L.L.C.	Atlanta	GA
100%	CDC Afton GP, L.L.C.	Atlanta	GA
100%	Artcraft Afton Gardens, L.P.	Roanoke	VA
100%	CDC James GP, L.L.C.	Atlanta	GA
100%	Artcraft James Crossing, L.P.	Lynchburg	VA
100%	LH Partner, L.L.C.	Atlanta	GA
100%	Lee Hall, L.P.	Portsmouth	VA
100%	Lakemoor GP, L.L.C.	Atlanta	GA
99%	Lakemoor, L.P.	Durham	NC
100%	Village of College Park GP, L.L.C.	Atlanta	GA
49%	Village of College Park, L.P.	College Park	GA
100%	CDC Azalea GP, L.L.C.	Atlanta	GA
100%	Azalea Place Apartments, LTD	West Palm Beach	FL
100%	CDC Crossings GP, L.L.C.	Atlanta	GA
100%	Crossing @ Cape Coral, LTD	Cape Coral	FL
100%	CDC Bolling Park, GP, L.L.C.	Atlanta	GA
100%	Bolling Park, L.P.	Atlanta	GA
100%	CDC Olde Town GP, L.L.C.	Atlanta	GA
100%	Olde Town Associates, L.P.	Augusta	GA
100%	CDC Pine Hills GP, L.L.C.	Atlanta	GA
80%	Pine Hills, L.P.	Raleigh	NC
100%	CDC Herrington Mill GP, L.L.C.	Atlanta	GA
100%	Herrington Mill, L.P.	Lawrenceville	GA
100%	CDC Magnolia Lake GP, L.L.C.	Atlanta	GA
100%	Magnolia Lake, L.P.	Carrollton	GA
100%	98-02 CDC Manager, L.L.C.	Atlanta	GA
100%	Admiral Pointe Management, L.L.C.	Atlanta	GA
100%	Admiral Pointe , L.P.	Newport News	VA
30%	Belton Woods, L.P.	Anderson	SC
50%	Blackwell Investment, L.L.C.	Raleigh	NC
100%	Blackwell Community , L.P.	Richmond	VA
50%	Blackwell Investment II, L.L.C.	Raleigh	NC
100%	Blackwell Community II , L.P.	Richmond	VA
100%	Indigo Pointe Management, L.L.C.	Atlanta	GA
100%	Indigo Pointe , L.P.	Savannah	GA
100%	Live Oak Plantation Management, L.L.C.	Atlanta	GA
100%	Live Oak Plantation , L.P.	Savannah	GA
100%	Mountain Crest Management, L.L.C.	Atlanta	GA
100%	Mountain Crest , L.P.	Stone Mountain	GA
100%	Wesley Club Management , L.L.C.	Atlanta	GA
100%	Wesley Club , L.P.	Decatur	GA
100%	Arrington Place , L.P.	Columbia	SC
100%	Ashley II, L.P.	Columbia	SC
67%	Augusta Hills Apartments I , L.P.	Atlanta	GA
100%	Berkley Square , L.P.	Norfolk	VA
50%	Blount Crossing Apartments , L.P.	Darien	GA
100%	Briarwood Apartments, L.P.	Tullahoma	TN
70%	Bridgewater Club Partners LTD	Spring Hill	FL
80%	Bryson Creek , L.P.	Bryson City	NC
85%	Caitlin Station , L.P.	Shelby	NC
100%	Canterbury Place , L.P.	Reidsville	NC
80%	Cedar Bluffs, L.P.	Hendersonville	NC

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2006	Exhibit 21.1

100%	Cedar Forest, L.P.	Covington	VA
100%	Cedar Key , L.P.	Summerville	SC
85%	Cedar Trace Landing, L.P.	Laurinburg	NC
100%	Cedar Wood , L.P. of NC	Columbia	SC
100%	Charles St. Station II, L.P.	Strasburg	VA
49%	Chase View, L.P.	Portsmouth	VA
80%	Chatham Woods , L.P.	Elkin	NC
100%	CG Cary , L.P.	Cary	NC
100%	CH Greenville , L.P.	Greenville	SC
100%	CM Raleigh, L.P.	Raleigh	NC
100%	CN Portsmouth , L.P.	Portsmouth	VA
49%	College Hill Apartments , L.P.	West Point	GA
100%	Commons at Ironbridge , L.P. The	Chesterfield	VA
100%	Concord Chase , L.P.	Concord	NC
99%	Courtyard Commons , L.P.	Fuquay-Varina	NC
51%	Crystal Chase, L.P.	Strasburg	VA
100%	ERA , L.P.	Columbus	GA
100%	FMPH Valdosta , L.P.	Valdosta	GA
95%	Fox Run Ridge, L.P.	Albermarle	NC
100%	FV Fredericksburg , L.P.	Fredericksburg	VA
49%	G-Hope, L.P.	Augusta	GA
50%	Garden Circle , L.P.	Sumter	SC
100%	Garden Lake Estates , L.P.	Wilmington	NC
51%	Gretna Village,L.P.	Gretna	VA
100%	Grove Park Apartments , L.P.	Paris	TN
100%	GS Richmond , L.P.	Richmond	VA
100%	Harbor Landing , L.P.	Bristol	VA
100%	Heatherton Park, L.P.	Jacksonville	NC
100%	Holland Trace , L.P.	Franklin	VA
100%	Hollybrook , L.P.	Edgefield	SC
67%	La Mirada Gardens LTD	Oneco	FL
100%	LP Wake Forest , L.P.	Wake Forest	NC
100%	Lakeside Gardens, L.P.	Durham	NC
100%	Maple Glen Apartments , L.P.	Barnwell	SC
100%	May Rose Place Apartments , L.P.	Savannah	TN
100%	Meadowbrook Apartments , L.P.	Brownsville	TN
100%	Meadows at Milan Apartments , L.P.	Milan	TN
49%	Medical Arts Senior Apartments , L.P.	Newport News	VA
67%	Northeast Winston Ventures L.P.	Winston-Salem	NC
90%	Pinecrest Manor Apartments , L.P.	Charlotte	NC
100%	Pine Wood Forest , L.P.	South Hill	VA
100%	PM Greenville , L.P.	Greenville	SC
100%	PT Durham, L.P.	Durham	NC
100%	PW Alexandria , L.P.	Alexandria	VA
100%	QC Quantico , L.P.	Triangle	VA
100%	Reynolds Square Apartments, L.P.	Greer	SC
100%	Ridgewood Senior Apartments , L.P.	Radford	VA
100%	Ridge View , L.P.	Martinsville	VA
100%	Ridgewood Place, L.P.	Radford	VA
100%	River Wynd , L.P.	Clarksville	VA
80%	Robins Park , L.P.	Robinsville	NC
100%	Rose Hill Partners, L.P.	Rose Hill	VA
49%	Sam’s Partners , L.P.	Ludowici	GA
49%	Shea Terrace Senior Apartments , L.P.	Portsmouth	VA
67%	Spring Haven Partnership , L.P.	Cave Spring	GA
100%	Sterling Trace , L.P.	Danville	VA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2006	Exhibit 21.1

100%	Stewart Stream, L.P.	Charlotte	NC
100%	Summer Place Limited Partnership	Wilson	NC
100%	Sycamore Run , L.P.	Lancaster	SC
100%	SH Manassas , L.P.	Manassas	VA
100%	ST Spartanburg , L.P.	Spartanburg	SC
70%	Stuart Pointe Partners LTD	Jensen Beach	FL
100%	Teller Village Apartments, L.P.	Oak Ridge	TN
49%	Thomas Jefferson Senior Apartments, L.P.	Bristol	VA
100%	Tinbridge Manor , L.P.	Lynchburg	VA
70%	Trinity Community Apartments, L.P.	Charlotte	NC
100%	YS Portsmouth , L.P.	Portsmouth	VA
100%	2002 CDC Manager, L.L.C.	Atlanta	GA
100%	Wildwood Gardens LTD	Wildwood	FL
100%	Spring Grove , L.P.	Taylor	SC
100%	2003 CDC Manager, L.L.C.	Atlanta	GA
100%	Barrington Oaks , L.L.C.	Charlotte	NC
100%	Brentwood Crossing , L.L.C.	High Point	NC
100%	River Highland Apartments , L.L.C.	Columbia	TN
100%	Meadows of Lebanon Apartments, L.L.C.	Lebanon	TN
100%	Summerset Village, L.L.C.	Saint Augustine	FL
100%	Summerset Family, L.L.C.	Melbourne	FL
100%	Summerset Senior, L.L.C.	Melbourne	FL
100%	Jack Allen Apartments, L.L.C.	Fitzgerald	GA
29.25%	Printers Square Apartments, L.P.	Annapolis	MD
25%	Temple Court Partners, L.L.C.	Raleigh	NC
100%	Temple Court Partners, LTD	Miami	FL
100%	2005 CDC Manager, L.L.C.	Atlanta	GA
90%	Triangle Partners, L.P.	Triangle	VA
100%	2006 CDC Manager, L.L.C.	Atlanta	GA
100%	Cascades of Browns Mill, L.L.C.	Atlanta	GA
100%	Harris Pointe, L.L.C.	Eden	NC
100%	CDC Special Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Afton Garden, L.L.C.	Atlanta	GA
100%	CDC Ashwood Pointe, L.L.C.	Atlanta	GA
100%	CDC Autumn, L.L.C.	Atlanta	GA
100%	CDC Barrington Oaks, L.L.C.	Atlanta	GA
100%	CDC Belton Woods, L.L.C.	Atlanta	GA
100%	CDC Berkley Square, L.L.C.	Atlanta	GA
100%	CDC Blackwell Community, L.L.C.	Atlanta	GA
100%	CDC Blackwell II, L.L.C.	Atlanta	GA
100%	CDC Brentwood Apartment Owner, L.L.C.	Atlanta	GA
100%	CDC Brentwood Crossing, L.L.C.	Atlanta	GA
100%	CDC Canterbury Place, L.L.C.	Atlanta	GA
100%	CDC Cedar Bluffs, L.L.C.	Atlanta	GA
100%	CDC Cedar Creek, L.L.C.	Atlanta	GA
100%	CDC Cedar Forest, L.L.C.	Atlanta	GA
100%	CDC Cedar Wood, L.L.C.	Atlanta	GA
100%	CDC Charles Street Station II, L.L.C.	Atlanta	GA
100%	CDC Commons at Ironbridge, L.L.C.	Atlanta	GA
100%	CDC Country Gardens Estates, II, L.L.C.	Atlanta	GA
100%	CDC Crystal Chase, L.L.C.	Atlanta	GA
100%	CDC Friendly Heights, L.L.C.	Atlanta	GA
100%	CDC Garden Lake Estates, L.L.C.	Atlanta	GA
100%	CDC Grant Holdings, L.L.C.	Atlanta	GA
100%	CDC Gretna Village, L.L.C.	Atlanta	GA
100%	CDC Happ Brothers Lofts, L.L.C.	Atlanta	GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2006	Exhibit 21.1

100%	CDC Harbor Landing, L.L.C.	Atlanta	GA
100%	CDC James Crossing, L.L.C.	Atlanta	GA
100%	CDC Maple Glen, L.L.C.	Atlanta	GA
100%	CDC Pine Wood Forest, L.L.C.	Atlanta	GA
100%	CDC QC Quantico, L.L.C.	Atlanta	GA
100%	CDC Ridgewood Place, L.L.C.	Atlanta	GA
100%	CDC Ridgewood Place Senior, L.L.C.	Atlanta	GA
100%	CDC River Highlands, L.L.C.	Atlanta	GA
100%	CDC Rose Hill Partners, L.L.C.	Atlanta	GA
100%	CDC SH Manassas, L.L.C.	Atlanta	GA
100%	CDC Shea Terrace, L.L.C.	Atlanta	GA
100%	CDC Sterling Trace, L.L.C.	Atlanta	GA
100%	CDC Summer Place, L.L.C.	Atlanta	GA
100%	CDC Thomas Jefferson, L.L.C.	Atlanta	GA
100%	CDC Tinbridge Manor, L.L.C.	Atlanta	GA
100%	CDC TUP II, L.L.C.	Atlanta	GA
100%	CDC Walton Ridge, L.L.C.	Atlanta	GA
100%	Bolling Park Joint Venture	Atlanta	GA
100%	CDC Village of College Park, L.L.C.	Atlanta	GA
100%	CDC Lakemoor, L.L.C.	Atlanta	GA
100%	CDC Lakeside Gardens, L.L.C.	Atlanta	GA
100%	CDC Concord Chase, L.L.C.	Atlanta	GA
100%	CDC WDC I, L.L.C.	Atlanta	GA
100%	CDC Walnut Ridge, L.L.C.	Atlanta	GA
100%	CDC Cherokee Furniture Building, L.L.C.	Atlanta	GA
100%	CDC College Hill, L.L.C.	Atlanta	GA
100%	CDC Edgewood Seniors, L.L.C.	Atlanta	GA
100%	CDC Casa/Melvid, L.L.C.	Atlanta	GA
100%	CDC Big Bethel Village, L.L.C.	Atlanta	GA
100%	CDC Admiral Pointe, L.L.C.	Atlanta	GA
100%	CDC Chase View, L.L.C.	Atlanta	GA
100%	CDC River Wynd, L.L.C.	Atlanta	GA
100%	CDC Rolling Hills, L.L.C.	Atlanta	GA
100%	CDC LP Wake Forest, L.L.C.	Atlanta	GA
100%	CDC PT Durham, L.L.C.	Atlanta	GA
100%	CDC Arrington Place, L.L.C.	Atlanta	GA
100%	CDC CG Cary, L.L.C.	Atlanta	GA
100%	CDC Linden Square, L.L.C.	Atlanta	GA
100%	CDC Wesley Club, L.L.C.	Atlanta	GA
100%	CDC Wildwood Gardens, L.L.C.	Atlanta	GA
100%	CDC Mountain Crest, L.L.C.	Atlanta	GA
100%	CDC Medical Arts, L.L.C.	Atlanta	GA
100%	CDC Dakota Park, L.L.C.	Atlanta	GA
100%	CDC Willow Trace, L.L.C.	Atlanta	GA
100%	CDC Mercury Court Apartments, L.L.C.	Atlanta	GA
100%	CDC Teller Village, L.L.C.	Atlanta	GA
100%	CDC Summerset Village, L.L.C.	Atlanta	GA
100%	CDC Meadowbrook Apartments, L.L.C.	Atlanta	GA
100%	CDC La Mirada, L.L.C.	Atlanta	GA
100%	CDC Meadows of Milan, L.L.C.	Atlanta	GA
100%	CDC Sycamore Run, L.L.C.	Atlanta	GA
100%	CDC Garden Circle, L.L.C.	Atlanta	GA
100%	CDC Cedar Key, L.L.C.	Atlanta	GA
100%	CDC Reynolds Square, L.L.C.	Atlanta	GA
100%	CDC Oakley Square, L.L.C.	Atlanta	GA
100%	CDC Spring Grove, L.L.C.	Atlanta	GA

Supplemental List of SunTrust Community Development Legal Entities

December 31, 2006	Exhibit 21.1

100%	CDC Lee Hall, L.L.C.	Atlanta	GA
100%	CDC FMPH Valdosta, L.L.C.	Atlanta	GA
100%	CDC Mainstream Group V, L.L.C.	Atlanta	GA
100%	CDC Harmony Ridge, L.L.C.	Atlanta	GA
100%	CDC Country Gardens, L.L.C.	Atlanta	GA
100%	CDC Briarwood, L.L.C.	Atlanta	GA
100%	CDC Grove Park, L.L.C.	Atlanta	GA
100%	CDC May Rose Place, L.L.C.	Atlanta	GA
100%	CDC Renaissance, L.L.C.	Atlanta	GA
100%	CDC Hollybrook, L.L.C.	Atlanta	GA
100%	CDC Fern Hall, L.L.C.	Atlanta	GA
51%	CDC Magnolia Lake, L.L.C.	Atlanta	GA
100%	CDC Bridgewater Club, L.L.C.	Atlanta	GA
100%	CDC Stuart Pointe, L.L.C.	Atlanta	GA
100%	CDC Walton Ridenour, L.L.C.	Atlanta	GA
100%	ST GA Fund I Limited Parter, L.L.C.	Atlanta	GA
100%	ST GA Magnolia Lake, L.L.C.	Atlanta	GA
100%	ST GA Fund I, L.L.C.	Atlanta	GA
100%	ST GA Fund II Limited Parter, L.L.C.	Atlanta	GA
100%	CDC Carver Redevelopment I, L.L.C.	Atlanta	GA
100%	CDC Delmonte Townhomes, L.L.C.	Atlanta	GA
100%	CDC Indigo Pointe, L.L.C.	Atlanta	GA
100%	CDC Live Oak Plantation, L.L.C.	Atlanta	GA
100%	CDC Spring Haven, L.L.C.	Atlanta	GA
100%	CDC Eagles Trace, L.L.C.	Atlanta	GA
100%	CDC Lincoln Square, L.L.C.	Atlanta	GA
100%	ST GA Fund II, L.L.C.	Atlanta	GA
100%	ST GA Fund III Limited Parter, L.L.C.	Atlanta	GA
100%	CDC Kimberly II, L.L.C.	Atlanta	GA
100%	CDC Peaks at West Atlanta, L.L.C.	Atlanta	GA
100%	CDC Carver III, L.L.C.	Atlanta	GA
100%	CDC Park Place South, L.L.C.	Atlanta	GA
100%	CDC Crogman School, L.L.C.	Atlanta	GA
100%	ST GA Fund III, L.L.C.	Atlanta	GA
100%	ST NC Fund I Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Stewart Stream, L.L.C.	Atlanta	GA
100%	CDC Caitlin Station, L.L.C.	Atlanta	GA
100%	CDC Chatham Woods, L.L.C.	Atlanta	GA
100%	CDC Courtyard Commons, L.L.C.	Atlanta	GA
100%	ST NC Fund I, L.L.C.	Atlanta	GA
100%	ST GA Fund IV Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Herrington Mill, L.L.C.	Atlanta	GA
100%	CDC Hays Mill Court, L.L.C.	Atlanta	GA
100%	CDC Blount Crossings, L.L.C.	Atlanta	GA
100%	ST GA Fund IV, L.L.C.	Atlanta	GA
100%	ST GA Fund IV-LCI Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Carver II, L.L.C.	Atlanta	GA
100%	CDC Kimberly III, L.L.C.	Atlanta	GA
100%	ST GA Fund IV-LCI, L.L.C.	Atlanta	GA
100%	ST GA Fund V Limited Partner, L.L.C.	Atlanta	GA
100%	CDC Jack Allen, L.L.C.	Atlanta	GA
100%	CDC Orchard Grove, L.L.C.	Atlanta	GA
100%	ST GA Fund V, L.L.C.	Atlanta	GA
100%	ST GA Fund VI, LCI LP, L.L.C.	Atlanta	GA
100%	CDC Village Highlands, L.L.C.	East Point	GA
100%	ST GA Fund VI, LCI, L.L.C.	Atlanta	GA